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                                                                   EXHIBIT 10.35


                     TURNKEY HOSPITAL PURCHASE AGREEMENT

1.   SELLER

NEUROTECH CORPORATION, A DELAWARE CORPORATION, LOCATED AT 45 ORCHARD ST, MANHASSET, NEW YORK, USA, HEREBY REFERRED TO AS THE SELLER.

2.   PURCHASOR

SHANGHAI DADIAN BIOLOGICAL TECHNOLOGY DEVELOPMENT CO. LTD., WILL HEREBY BE REFERRED TO AS THE PURCHASOR, THAT THE PURCHASOR WILL BE THE OPERATOR OF THE HOSPITAL, AND SENIOR CARE FACILITIES.
THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLE'S REPUBLIC OF CHINA.

3.   QUALITY STANDARDS

THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4.   DESCRIPTION OF HOSPITAL

SIZE: HOSPITAL FACILITY 14,000 SQ FT, SET UP WITH MAX OCCUPANCY OF 50 BEDS WITH EXTENDED OUTPATIENT FACILITY, DAY SURGERY.

HOSPITALS SHALL CONSIST OF:  PREFABRICATED STEEL BUILDINGS
                             ALL DIAGNOSTIC AND LABORATORY EQUIPMENT (PER BOOK) OPERATING ROOM EQUIPMENT
                             EMERGENCY ROOM EQUIPMENT
                             PHARMACY EQUIPMENT
                             ALL PHARMACEUTICALS
                             ALL MEDICAL DISPOSABLES
                             COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
                             MEDICAL RECORDS SYSTEMS
                             INTENSIVE CARE UNIT (ICU)
                             CARDIAC CARE UNIT (CCU)

CONSTRUCTION STANDARD      : USA

PHARMACEUTICAL STANDARD    : USA AND CHINA

EQUIPMENT STANDARD         : USA

HEALTH PRACTICE CODE       : USA

MANUALS                    : ENGLISH AND CHINESE

DESCRIPTION OF SENIOR RESIDENCE FACILITIES:
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DESCRIPTION OF THE SENIOR RESIDENCE FACILITIES

2000 BED SENIOR RESIDENCES CONSISTING OF 2 BEDS PER UNIT, HANDICAPPED ACCESS FULLY FURNISHED.

200 BED SENIOR RESIDENCE FOR WELFARE AT 6 BEDS PER UNIT.

MAN MADE POND, FOUNTAINS, AND RECREATION FACILITIES, INCLUDING RESTAURANT AND SHOPS.

5.   SERVICES PROVIDED BY SELLER

ANCILLARY SERVICES:   STAFF TRAINING IN USA

                        FOR FULL MEDICAL STAFF,
                        LABORATORY STAFF,
                        ADMIN STAFF

SUPPORT SERVICES ONLY:  MAINTENANCE SUPERVISOR
                        HOUSEKEEPING
                        DIETARY SUPERVISORS

6.   DEPOSIT

     DEPOSIT REQUIREMENT IS HEREBY WAIVED

7.   NON EXCLUSIVITY

     THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL

8.   CONTRACTUAL ORDER OF PROCEDURES

     UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF INITIAL PAYMENT, NEUROTECH TECHNICAL TEAM WILL ARRIVE AT SITE, AND BEGIN PLANNING AND OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL. THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND INTERIOR DRAWINGS FOR THIS GERIATRIC HOSPITAL, AND SENIOR RESIDENCE AND RECREATION.

     TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9.   APPROVALS REQUIRED

     PURCHASOR WILL PROVIDE BASIC PLAN, AND SELLER WILL PROVIDE FINAL DRAWINGS ALL WHICH NEED TO BE FILED WITH LOCAL GOVERNMENT. SELLER'S LOCAL OFFICE WILL PREPARE ALL FILING DOCUMENTS, TO BE FILED BY PURCHASOR WITH GOVERNMENT.
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10. PAYMENT

PAYMENTS WILL PROCEED IN ACCORDANCE WITH THE FINANCING AGREEMENT. DURING INITIAL PROGRAM STAGES FINAL ENGINEERING DRAWINGS WILL BE COMPLETED, AND SITE WORK WILL COMMENCE. PAYMENTS WILL BE ON AN INSTALLMENT BASIS IN ACCORDANCE WITH THE FINANCING AGREEMENT.

11. DELIVERY TIME

THERE ARE ONE (1) HOSPITALS IN THIS CONTRACT. ONE (1) HOSPITALS WILL BE DELIVERED AND OPENED WITHIN 36 MONTHS FROM THE COMMENCEMENT DATE, OF THIS CONTRACT.

THERE ARE 2000 SENIOR RESIDENCE BEDS CONSISTING OF 1000 UNITS, AND 200 SENIOR WELFARE BEDS CONSISTING OF 34 UNITS. RECREATION FACILITY, POND AND SHOPS ALL TO BE COMPLETED WITHIN 36 MONTHS OF INITIAL PAYMENT.

DELIVERY TIME IS GUARANTEED WITHIN THE ABOVE MENTIONED PERIODS.


12. TRAINING

STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MID-CYCLE OF THE HOSPITAL PRODUCTION PROCESS.

EMPLOYEE SALARIES, MEALS, ARE THE RESPONSIBILITY OF THE PURCHASOR.

TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AT HOUSTON, AND OTHER APPOINTED UNIVERSITIES AND HOSPITALS WITHIN NEUROTECHS AFFILIATIONS. THERE WILL BE ONE CLASS.

13. ADMINISTRATOR

AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14. FINANCING

FINANCING IS ARRANGED THROUGH THIRD PARTY PROVIDERS. PROGRAMS ARE INSTALLMENT PROGRAMS PAID TO THE SELLER FOR THE TURNKEY COMPLETION OF THE PROPOSED FACILITIES.

15. PURCHASOR REQUIREMENTS

PURCHASOR PROVIDES:  LAND
                     SITE PREPARATION
                     WATER LINES
                     SEWERAGE LINES
                     ELECTRICITY
                     ROADS
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16. PRICING

THE GERIATRIC CARE HOSPITAL FACILITY IS PRICED AT $15,000,000 USD INCLUSIVE OF DELIVERY AND INSTALLATION, SITE PREPARATION, AND CONSTRUCTION, MACHINERY AND EQUIPMENT, MEDICAL STAFF TRAINING, PHARMACEUTICALS, MEDICAL DISPOSABLES, AND ANCILLARY FIXTURES AND FURNISHINGS.

THE GERIATRIC CARE FACILITIES INCLUSIVE OF FURNISHINGS, RECREATION AREA, SHOPS AND RESTAURANTS ARE PRICED $37,000,000 USD.

PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

ANY INFRASTRUCTURE, INCLUDING ROADS, SEWERAGE, SITE PREPARATION, MAY BE ADDED TO THE COST OF THE HOSPITAL IF DONE BY THE SELLER.

17. ENDORSEMENTS & APPROVALS

THIS HOSPITAL PROJECT HAS BEEN SUBMITTED TO THE UNITED NATIONS WORLD COUNCIL OF PEOPLES FOR APPROVAL AS A HUMANITARIAN PROJECT, AND AS SUCH MAY USE THIS APPROVAL WHEN SEEKING FINANCING, AND GOVERNMENTAL APPROVAL.

18. GOVERNING LAW

THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLES REPUBLIC OF CHINA.


AGREED:



SELLER:  /s/ LAWRENCE M. ARTZ                   DATE:     April 16, 2000
        --------------------------------              --------------------------
        NEUROTECH CORPORATION
        NEW YORK, USA
        LAWRENCE M. ARTZ, VICE-PRESIDENT


PURCHASOR:  /s/ [SIGNATURE APPEARS HERE]        DATE:
           -----------------------------              --------------------------
           SHANGHAI DADIAN BIOLOGICAL TECHNOLOGY DEVELOPMENT CO. LTD.
           SHANGHAI, CHINA
                     DIRECTOR



AGENT:      /s/ SOPHIA YAO                      DATE:     April 16, 2000
           -----------------------------              --------------------------
           GRACE FAME INDUSTRIAL LTD.
           PRESIDENT: SOPHIA YAO            [SEAL OF GRACE FAME INDUSTRIAL LTD.]